SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 ----------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) May 16, 2001
                                                        -------------


                            STAN LEE MEDIA, INC.
                            --------------------
           (Exact name of registrant as specified in its charter)


        Colorado                        0-28530             84-1341980
(State or other jurisdiction of       (Commission        (I.R.S. Employer
incorporation or organization)        File Number)       Identification No.)


15821 Ventura Boulevard, Suite 645, Encino, California            91436
   (Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code (818) 461-1757
                                                        --------------------


Item 5.         Other Events

                On May 16, 2001, Stan Lee Media, Inc. (the "Company") was notified by the Nasdaq Stock Market that the Nasdaq Listing Qualifications Panel had denied the Company's appeal of the delisting notification previously received by the Company, and that the Company's common stock would be delisted from The Nasdaq Stock Market with the open of business on May 17, 2001.

Item 7.         Exhibits

None



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STAN LEE MEDIA, INC.


                                    By:  /s/ Kenneth Williams
                                         ---------------------------
                                         Kenneth Williams
                                         President and Chief Executive Officer


Date: May 21, 2001